                                                                   Exhibit 10.10


                 AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY


     THIS AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY (this "Agreement"), dated as of December 1, 1995, is executed by CompTeam Inc., a Delaware corporation ("CompTeam"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                   BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), and CompService Inc., a Delaware corporation ("CompService") (CompFinance and CompService being collectively the "Existing Guarantors"), entered into that certain Subsidiary Guaranty, dated as June 16, 1995 (the "Subsidiary Guaranty").

     3. On December 1, 1995, the Company formed CompTeam, a wholly-owned Subsidiary of the Company.

     4. Section 7.3(d) of the Credit Agreement requires that CompTeam immediately become a party to the Subsidiary Guaranty.

     5. The Board of Directors of CompTeam has determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, CompTeam.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.   Agreement.  CompTeam hereby unconditionally agrees to be a Guarantor
          ---------
under the Subsidiary Guaranty, and agrees to be bound by the Subsidiary Guaranty and to undertake the duties, liabilities and obligations of a Guarantor under the Subsidiary Guaranty to the same extent as if originally named therein as a Guarantor.

     2.   Representations and Warranties.  By its execution and delivery hereof,
          ------------------------------
CompTeam represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by CompTeam of this Agreement and each other document and instrument to be delivered hereunder:

               (i)   are within CompTeam's corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

               (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of CompTeam;

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b)  This Agreement has been duly executed and delivered by CompTeam.

          (c) This Agreement is the legal, valid and binding obligation of CompTeam, enforceable against CompTeam in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.   Conditions of Effectiveness.  This Agreement shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by CompTeam and acknowledged by the Existing Guarantors;

          (b) The Administrative Lender shall have received an Officer's Certificate of CompTeam, containing (i) the Certificate of Incorporation of CompTeam, (ii) bylaws of CompTeam, (iii) certified corporate resolutions of the Board of Directors of CompTeam authorizing CompTeam to enter into this Agreement and the documents, transactions and matters contemplated hereby, and (iv) the names and true signatures of the officers of CompTeam authorized to execute and deliver this Agreement on behalf of CompTeam.

          (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subordination Agreement executed by all parties thereto.

     4.   Reference to the Subsidiary Guaranty.
          ------------------------------------

          (a) Upon the effectiveness of this Agreement, each reference in the Subsidiary Guaranty to this "Guaranty", "hereunder", or words of like import shall mean and be a reference to the Subsidiary Guaranty, as affected hereby.

          (b) The Subsidiary Guaranty, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5.   Costs, Expenses and Taxes.  CompTeam agrees to pay on demand all
          -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.   Execution In Counterparts.  This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.   Governing Law; Binding Effect.  This Agreement shall be governed by
          -----------------------------
and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.   Headings.  Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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================================================================================

     IN WITNESS WHEREOF, CompTeam has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                             COMPTEAM INC.



                                             By:  /s/ Mark R. Walker
                                                  ----------------------------
                                                  Name: Mark R. Walker
                                                       -----------------------
                                                  Title: V.P. & Secretary
                                                       -----------------------
Address for CompTeam Inc.:

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     Robert L. Silmon
               Vice President-Finance and Planning


The undersigned Existing Guarantors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subsidiary
Guaranty remain in full force and effect:

COMPFINANCE INC.



By:  /s/ Joan Dobrzynski
     ---------------------
     Name: Joan Dobrzynski
          ----------------
     Title: President
           ---------------


COMPSERVICE INC.



By:  /s/ Joan Dobrzynski
     ---------------------
     Name: Joan Dobrzynski
          ----------------
     Title: President
           ---------------

                 AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY


     THIS AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY (this "Agreement"), dated as of February 7, 1996 is executed by CompUSA Holdings II Inc., a Delaware corporation ("Holdings"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                   BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), and CompService Inc., a Delaware corporation ("CompService"), entered into that certain Subsidiary Guaranty, dated as June 16, 1995 (the "Subsidiary Guaranty"). On December 1, 1995, the Company formed CompTeam Inc., a Delaware corporation ("CompTeam"), a wholly-owned Subsidiary of the Company, and CompTeam immediately became a party to the Subsidiary Guaranty (CompFinance, CompService and CompTeam being collectively the "Existing Guarantors").

     3. On February 7, 1996, the Company formed Holdings, a wholly-owned subsidiary of the Company.

     4. Section 7.3(d) of the Credit Agreement requires that Holdings immediately become a party to the Subsidiary Guaranty.

     5. The Board of Directors of Holdings has determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, Holdings.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.   Agreement. Holdings hereby unconditionally agrees to be a Guarantor
          ---------
under the Subsidiary Guaranty, and agrees to be bound by the Subsidiary Guaranty and to undertake the duties, liabilities and obligations of a Guarantor under the Subsidiary Guaranty to the same extent as if originally named therein as a Guarantor.

     2.   Representations and Warranties. By its execution and delivery hereof,
          ------------------------------
Holdings represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by Holdings of this Agreement and each other document and instrument to be delivered hereunder:

               (i)   are within Holdings's corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

               (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Holdings;

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b)  This Agreement has been duly executed and delivered by Holdings.

          (c) This Agreement is the legal, valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.   Conditions of Effectiveness. This Agreement shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by Holdings and acknowledged by the Existing Guarantors;

          (b) The Administrative Lender shall have received an Officer's Certificate of Holdings, containing (i) the Certificate of Incorporation of Holdings, (ii) bylaws of Holdings, (iii) certified corporate resolutions of the Board of Directors of Holdings authorizing Holdings to enter into this Agreement and the documents, transactions and matters contemplated hereby, and (iv) the names and true signatures of the officers of Holdings authorized to execute and deliver this Agreement on behalf of Holdings.

          (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subordination Agreement executed by all parties thereto.

     4.   Reference to the Subsidiary Guaranty.
          ------------------------------------

          (a) Upon the effectiveness of this Agreement, each reference in the Subsidiary Guaranty to this "Guaranty", "hereunder", or words of like import shall mean and be a reference to the Subsidiary Guaranty, as affected hereby.

          (b) The Subsidiary Guaranty, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5.   Costs, Expenses and Taxes. Holdings agrees to pay on demand all
          -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.   Execution In Counterparts. This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.   Governing Law; Binding Effect. This Agreement shall be governed by and
          -----------------------------
construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.   Headings. Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

================================================================================
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================================================================================

     IN WITNESS WHEREOF, Holdings has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                               COMPUSA HOLDINGS II INC.


                               By: James E. Skinner
                                  ---------------------------------------------
                                  Name: James E. Skinner
                                       ----------------------------------------
                                  Title: Executive Vice President of Finance
                                        ---------------------------------------


Address for CompUSA Holdings II Inc.:

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Guarantors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subsidiary
Guaranty remain in full force and effect:

COMPFINANCE INC.



By:
   _______________________________
   Name:
        __________________________
   Title:
         _________________________


COMPSERVICE INC.



By:
   _______________________________
   Name:
        __________________________
   Title:
         _________________________

     IN WITNESS WHEREOF, Holdings has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                               COMPUSA HOLDINGS II INC.


                                                 By:
                                                    ____________________________
                                                    Name:
                                                    ____________________________
                                                    Title:
                                                    ____________________________


Address for CompUSA Holdings II Inc.:

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Guarantors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subsidiary
Guaranty remain in full force and effect:

COMPFINANCE INC.



By:/s/ Joan Dobrzynski
   -------------------------------
   Name:  Joan Dobrzynski
        --------------------------
   Title: President
         -------------------------


COMPSERVICE INC.



By:/s/ Joan Dobrzynski
   -------------------------------
   Name:  Joan Dobrzynski
        --------------------------
   Title: President
         -------------------------

COMPTEAM INC.



By:/s/ Mark R. Walker
   -------------------------------
     Name:  Mark Walker
          ------------------------
     Title: V.P. Secretary
           -----------------------

                 AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY


     THIS AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY (this "Agreement"), dated as of May 30, 1996 is executed by PCs COMPLEAT, INC., a Delaware corporation ("Compleat"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                   BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), and CompService Inc., a Delaware corporation ("CompService"), entered into that certain Subsidiary Guaranty, dated as June 16, 1995 (the "Subsidiary Guaranty"). On December 1, 1995, the Company formed CompTeam Inc., a Delaware corporation ("CompTeam"), a wholly-owned Subsidiary of the Company, and CompTeam immediately became a party to the Subsidiary Guaranty. On February 7, 1996, the Company formed CompUSA Holdings II Inc., a Delaware corporation ("Holdings II") and a wholly-owned Subsidiary of the Company, and Holdings II immediately became a party to the Subsidiary Guaranty (CompFinance, CompService, CompTeam and Holdings II being collectively the "Existing Guarantors").

     3.   On May 30, 1996, Compleat became a wholly-owned Subsidiary of the
Company.

     4. Section 7.3(d) of the Credit Agreement requires that Compleat immediately become a party to the Subsidiary Guaranty.

     5. The Board of Directors of Compleat has determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, Compleat.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.   Agreement. Compleat hereby unconditionally agrees to be a Guarantor
          ---------
under the Subsidiary Guaranty, and agrees to be bound by the Subsidiary Guaranty and to undertake the duties, liabilities and obligations of a Guarantor under the Subsidiary Guaranty to the same extent as if originally named therein as a Guarantor.

     2.   Representations and Warranties.  By its execution and delivery hereof,
          ------------------------------
Compleat represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by Compleat of this Agreement and each other document and instrument to be delivered hereunder:

               (i)    are within Compleat's corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

               (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Compleat;

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b)  This Agreement has been duly executed and delivered by Compleat.

          (c) This Agreement is the legal, valid and binding obligation of Compleat, enforceable against Compleat in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.   Conditions of Effectiveness. This Agreement shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by Compleat and acknowledged by the Existing Guarantors;

          (b) The Administrative Lender shall have received an Officer's Certificate of Compleat, containing (i) the Certificate of Incorporation of Compleat, (ii) bylaws of Compleat, (iii) certified corporate resolutions of the Board of Directors of Compleat authorizing Compleat to enter into this Agreement and the documents, transactions and matters contemplated hereby, and (iv) the names and true signatures of the officers of Compleat authorized to execute and deliver this Agreement on behalf of Compleat.

          (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subordination Agreement executed by all parties thereto.

          4.   Reference to the Subsidiary Guaranty.
               ------------------------------------

               (a) Upon the effectiveness of this Agreement, each reference in the Subsidiary Guaranty to this "Guaranty", "hereunder", or words of like import shall mean and be a reference to the Subsidiary Guaranty, as affected hereby.

               (b) The Subsidiary Guaranty, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

          5.   Costs, Expenses and Taxes. Compleat agrees to pay on demand all
               -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

          6.   Execution In Counterparts. This Agreement may be executed in any
               -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

          7.   Governing Law; Binding Effect. This Agreement shall be governed
               -----------------------------
by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

          8.   Headings. Section headings in this Agreement are included herein
               --------
for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


===============================================================================
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===============================================================================

     IN WITNESS WHEREOF, Compleat has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                           PCS COMPLEAT, INC.



                                           By: /s/ Gordon B. Hoffstein
                                               -----------------------------
                                               Name:  Gordon B. Hoffstein
                                                    ------------------------
                                               Title: Chief Executive Officer
                                                    ------------------------
Address for PCs Compleat, Inc.

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Guarantors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subsidiary
Guaranty remain in full force and effect:

COMPFINANCE INC.



By:  __________________________
     Name:_____________________
     Title:____________________


COMPSERVICE INC.



By:____________________________
     Name:_____________________
     Title:____________________

     IN WITNESS WHEREOF, Compleat has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                           PCS COMPLEAT, INC.



                                           By:  ________________________
                                                Name:___________________
                                                Title:__________________


Address for PCs Compleat, Inc.

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Guarantors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subsidiary
Guaranty remain in full force and effect:

COMPFINANCE INC.



By:  /s/ JOAN L. DOBROZYNSKI
     --------------------------
     Name: JOAN L. DOBROZYNSKI
          ---------------------
     Title: PRESIDENT
           --------------------

COMPSERVICE INC.



By:  /s/ JOAN L. DOBROZYNSKI
     --------------------------
     Name: JOAN L. DOBROZYNSKI
          ---------------------
     Title: PRESIDENT
           --------------------

COMPTEAM INC.



By:  /s/ Mark R. Walker
     --------------------------
     Name: Mark R. Walker
          ---------------------
     Title: Vice President-Secretary
           --------------------

COMPUSA HOLDINGS II INC.



By: /s/ Mark R. Walker
    ---------------------------
     Name:  Mark R. Walker
           --------------------
     Title: Vice President- Secretary
           --------------------

                 AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY


     THIS AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY (this "Agreement"), dated as of February 7, 1996 is executed by CompUSA Holdings I Inc., a Delaware corporation ("Holdings"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                  BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), and CompService Inc., a Delaware corporation ("CompService"), entered into that certain Subsidiary Guaranty, dated as June 16, 1995 (the "Subsidiary Guaranty"). On December 1, 1995, the Company formed CompTeam Inc., a Delaware corporation ("CompTeam"), a wholly-owned Subsidiary of the Company, and CompTeam immediately became a party to the Subsidiary Guaranty (CompFinance, CompService and CompTeam being collectively the "Existing Guarantors").

     3. On February 7, 1996, the Company formed Holdings, a wholly-owned subsidiary of the Company.

     4. Section 7.3(d) of the Credit Agreement requires that Holdings immediately become a party to the Subsidiary Guaranty.

     5. The Board of Directors of Holdings has determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, Holdings.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.   Agreement. Holdings hereby unconditionally agrees to be a Guarantor
          ---------
under the Subsidiary Guaranty, and agrees to be bound by the Subsidiary Guaranty and to undertake the duties, liabilities and obligations of a Guarantor under the Subsidiary Guaranty to the same extent as if originally named therein as a Guarantor.

     2.   Representations and Warranties. By its execution and delivery hereof,
          ------------------------------
Holdings represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by Holdings of this Agreement and each other document and instrument to be delivered hereunder:

               (i)    are within Holdings's corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

               (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Holdings;

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b)  This Agreement has been duly executed and delivered by Holdings.

          (c) This Agreement is the legal, valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.   Conditions of Effectiveness. This Agreement shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by Holdings and acknowledged by the Existing Guarantors;

          (b) The Administrative Lender shall have received an Officer's Certificate of Holdings, containing (i) the Certificate of Incorporation of Holdings, (ii) bylaws of Holdings, (iii) certified corporate resolutions of the Board of Directors of Holdings authorizing Holdings to enter into this Agreement and the documents, transactions and matters contemplated hereby, and (iv) the names and true signatures of the officers of Holdings authorized to execute and deliver this Agreement on behalf of Holdings.

          (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subordination Agreement executed by all parties thereto.

     4.   Reference to the Subsidiary Guaranty.
          ------------------------------------

          (a) Upon the effectiveness of this Agreement, each reference in the Subsidiary Guaranty to this "Guaranty", "hereunder", or words of like import shall mean and be a reference to the Subsidiary Guaranty, as affected hereby.

          (b) The Subsidiary Guaranty, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5.   Costs, Expenses and Taxes. Holdings agrees to pay on demand all
          -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.   Execution In Counterparts. This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.   Governing Law; Binding Effect. This Agreement shall be governed by and
          -----------------------------
construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.   Headings.  Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


================================================================================
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================================================================================

     IN WITNESS WHEREOF, Holdings has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                        COMPUSA HOLDINGS I INC.



                                        By:  _______________________________
                                             Name:__________________________
                                             Title:_________________________
Address for CompUSA Holdings I Inc.:

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Guarantors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subsidiary
Guaranty remain in full force and effect:

COMPFINANCE INC.



By:  ________________________________
     Name:___________________________
     Title:__________________________


COMPSERVICE INC.



By:  ________________________________
     Name:___________________________
     Title:__________________________

COMPTEAM INC.



By:  ________________________________
     Name:___________________________
     Title:__________________________

                 AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY


     THIS AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY (this "Agreement"), dated as of May 31, 1996 is executed by CompUSA Management Company, a Delaware business trust ("Management"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                  BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), and CompService Inc., a Delaware corporation ("CompService"), entered into that certain Subsidiary Guaranty, dated as June 16, 1995 (the "Subsidiary Guaranty"). On December 1, 1995, the Company formed CompTeam Inc., a Delaware corporation ("CompTeam"), a wholly-owned Subsidiary of the Company, and CompTeam immediately became a party to the Subsidiary Guaranty. On February 7, 1996, the Company formed CompUSA Holdings I Inc., a Delaware corporation ("Holdings I") and a wholly-owned Subsidiary of the Company, and CompUSA Holdings II Inc., a Delaware corporation ("Holdings II") and a wholly-owned Subsidiary of the Company, and each of which immediately became a party to the Subsidiary Guaranty. On May 30, 1996, PCs Compleat, Inc., a Delaware corporation ("Compleat"), became a wholly-owned Subsidiary of the Company, and Compleat immediately became a party to the Subsidiary Guaranty (CompFinance, CompService, CompTeam, Holdings I, Holdings II and Compleat being collectively the "Existing Guarantors").

     3. On May 31, 1996, the Company formed Management, a wholly-owned subsidiary of the Company.

     4. Section 7.3(d) of the Credit Agreement requires that Management immediately become a party to the Subsidiary Guaranty.

     5. The Regular Trustees of Management have determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, Management.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.   Agreement.  Management hereby unconditionally agrees to be a Guarantor
          ---------
under the Subsidiary Guaranty, and agrees to be bound by the Subsidiary Guaranty and to undertake the duties, liabilities and obligations of a Guarantor under the Subsidiary Guaranty to the same extent as if originally named therein as a Guarantor.

     2.   Representations and Warranties.  By its execution and delivery hereof,
          ------------------------------
Management represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by Management of this Agreement and each other document and instrument to be delivered hereunder:

               (i)    are within Management's corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

               (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Management;

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b) This Agreement has been duly executed and delivered by Management.

          (c) This Agreement is the legal, valid and binding obligation of Management, enforceable against Management in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.   Conditions of Effectiveness. This Agreement shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by Management and acknowledged by the Existing Guarantors;

          (b) The Administrative Lender shall have received a Certificate of Management, containing (i) a copy of the Certificate of Trust of Management, (ii) a copy of the Agreement and Declaration of Trust, and
     (iii) the names and true signatures of the Regular Trustees of Management authorized to execute and deliver this Agreement on behalf of Management.

          (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subordination Agreement executed by all parties thereto.

     4.   Reference to the Subsidiary Guaranty.
          ------------------------------------

          (a) Upon the effectiveness of this Agreement, each reference in the Subsidiary Guaranty to this "Guaranty", "hereunder", or words of like import shall mean and be a reference to the Subsidiary Guaranty, as affected hereby.

          (b) The Subsidiary Guaranty, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5.   Costs, Expenses and Taxes.  Management agrees to pay on demand all
          -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.   Execution In Counterparts. This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.   Governing Law; Binding Effect. This Agreement shall be governed by and
          -----------------------------
construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.   Headings.  Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, Management has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                         COMPUSA MANAGEMENT COMPANY



                                         By: _______________________
                                             James E. Skinner
                                             Executive Vice President-Finance
                                             and Treasurer

Address for CompUSA Management Company:

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Guarantors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subsidiary
Guaranty remain in full force and effect:

COMPFINANCE INC.



By:  _______________________________
     Name:__________________________
     Title:_________________________


COMPSERVICE INC.



By:  _______________________________
     Name:__________________________
     Title:_________________________

COMPTEAM INC.



By:  ________________________________
     Melvin D. McCall
     Senior Vice President-Human Resources


COMPUSA HOLDINGS I INC.



By:  ________________________________
     Melvin D. McCall
     Senior Vice President-Human Resources


COMPUSA HOLDINGS II INC.



By:  ________________________________
     Melvin D. McCall
     Senior Vice President-Human Resources


PCs COMPLEAT, INC.



By:  ________________________________
     Name:___________________________
     Title:__________________________

                 AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY


     THIS AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY (this "Agreement"), dated as of June 3, 1996 is executed by CompUSA Stores L.P., a Texas limited partnership ("Stores"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                  BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), and CompService Inc., a Delaware corporation ("CompService"), entered into that certain Subsidiary Guaranty, dated as June 16, 1995 (the "Subsidiary Guaranty"). On December 1, 1995, the Company formed CompTeam Inc., a Delaware corporation ("CompTeam"), a wholly-owned Subsidiary of the Company, and CompTeam immediately became a party to the Subsidiary Guaranty. On February 7, 1996, the Company formed CompUSA Holdings I Inc., a Delaware corporation ("Holdings I") and a wholly-owned Subsidiary of the Company, and CompUSA Holdings II Inc., a Delaware corporation ("Holdings II") and a wholly-owned Subsidiary of the Company, and each of which immediately became a party to the Subsidiary Guaranty. On May 30, 1996, PCs Compleat, Inc., a Delaware corporation ("Compleat"), became a wholly-owned Subsidiary of the Company, and Compleat immediately became a party to the Subsidiary Guaranty. On May 31, 1996, the Company formed CompUSA Management Company, a Delaware business trust ("Management") and a wholly-owned Subsidiary of the Company, and Management immediately became a party to the Subsidiary Guaranty (CompFinance, CompService, CompTeam, Holdings I, Holdings II, Compleat and Management being collectively the "Existing Guarantors").

     3. On June 3, 1996, the Company and Holdings I formed Stores. The Company is a 1% general partner of Stores and Holdings I is a 99% limited partner of Stores.

     4. Section 7.3(d) of the Credit Agreement requires that Stores immediately become a party to the Subsidiary Guaranty.

     5. The Board of Directors of the Company and Holdings I have determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, Stores.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.   Agreement.  Stores hereby unconditionally agrees to be a Guarantor
          ---------
under the Subsidiary Guaranty, and agrees to be bound by the Subsidiary Guaranty and to undertake the duties, liabilities and obligations of a Guarantor under the Subsidiary Guaranty to the same extent as if originally named therein as a Guarantor.

     2.   Representations and Warranties.  By its execution and delivery hereof,
          ------------------------------
Stores represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by Stores of this Agreement and each other document and instrument to be delivered hereunder:

               (i)   are within Stores's corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

               (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Stores;

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b)  This Agreement has been duly executed and delivered by Stores.

          (c) This Agreement is the legal, valid and binding obligation of Stores, enforceable against Stores in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.   Conditions of Effectiveness.  This Agreement shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by Stores and acknowledged by the Existing Guarantors;

          (b) The Administrative Lender shall have received a Certificate of the Company, in its capacity as general partner of Stores, containing (i) a copy of the Certificate of Limited Partnership of Stores, (ii) a copy of the Agreement of Limited Partnership of Stores, and (iii) the names and true signatures of the officers of the Company authorized to execute and deliver this Agreement on behalf of Stores.

          (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subordination Agreement executed by all parties thereto.

     4.   Reference to the Subsidiary Guaranty.
          ------------------------------------

          (a) Upon the effectiveness of this Agreement, each reference in the Subsidiary Guaranty to this "Guaranty", "hereunder", or words of like import shall mean and be a reference to the Subsidiary Guaranty, as affected hereby.

          (b) The Subsidiary Guaranty, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5.   Costs, Expenses and Taxes.  Stores agrees to pay on demand all
          -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.   Execution In Counterparts.  This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.   Governing Law; Binding Effect.  This Agreement shall be governed by
          -----------------------------
and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.   Headings.  Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, Stores has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                        COMPUSA STORES L.P.

                                        By:  COMPUSA INC., its general partner



                                            By:   ____________________________
                                                  Harold F. Compton
                                                  Executive Vice President and
                                                  Chief Operating Officer

Address for CompUSA Stores L.P.

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Guarantors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subsidiary
Guaranty remain in full force and effect:

COMPFINANCE INC.



By:  ____________________________
     Name:_______________________
     Title:______________________


COMPSERVICE INC.



By:  ____________________________
     Name:_______________________
     Title:______________________

COMPTEAM INC.



By:  ________________________________
     Melvin D. McCall
     Senior Vice President-Human Resources

COMPUSA HOLDINGS I INC.



By:  ________________________________
     Melvin D. McCall
     Senior Vice President-Human Resources

COMPUSA HOLDINGS II INC.



By:  ________________________________
     Melvin D. McCall
     Senior Vice President-Human Resources

PCs COMPLEAT, INC.



By:  ________________________________
     Name:___________________________
     Title:__________________________

COMPUSA MANAGEMENT COMPANY



By:  ________________________________
     James E. Skinner
     Executive Vice President-Finance
     and Treasurer

                 AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY


     THIS AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY (this "Agreement"), dated as of June 14, 1996 is executed by CompUSA Holdings Company, a Delaware business trust ("Holdings"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).


                                  BACKGROUND

     1. CompUSA Inc., a Delaware corporation ("Company"), the Administrative Lender and the Lenders have entered into a Credit Agreement, dated as of June 16, 1995 (said Credit Agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompFinance Inc., a Delaware corporation ("CompFinance"), and CompService Inc., a Delaware corporation ("CompService"), entered into that certain Subsidiary Guaranty, dated as June 16, 1995 (the "Subsidiary Guaranty"). On December 1, 1995, the Company formed CompTeam Inc., a Delaware corporation ("CompTeam"), a wholly-owned Subsidiary of the Company, and CompTeam immediately became a party to the Subsidiary Guaranty. On February 7, 1996, the Company formed CompUSA Holdings I Inc., a Delaware corporation ("Holdings I") and a wholly-owned Subsidiary of the Company, and CompUSA Holdings II Inc., a Delaware corporation ("Holdings II") and a wholly-owned Subsidiary of the Company, and each of which immediately became a party to the Subsidiary Guaranty. On May 30, 1996, PCs Compleat, Inc., a Delaware corporation ("Compleat"), became a wholly-owned Subsidiary of the Company, and Compleat immediately became a party to the Subsidiary Guaranty. On May 31, 1996, the Company formed CompUSA Management Company, a Delaware business trust ("Management") and a wholly-owned Subsidiary of the Company, and Management immediately became a party to the Subsidiary Guaranty. On June 3, 1996, the Company formed CompUSA Stores L.P., a Texas limited partnership ("Stores") and a wholly-owned Subsidiary of the Company, and Stores immediately became a party to the Subsidiary Guaranty (CompFinance, CompService, CompTeam, Holdings I, Holdings II, Compleat, Management and Stores being collectively the "Existing Guarantors").

     3. On June 14, 1996, the Company formed Holdings, a wholly-owned subsidiary of the Company.

     4. Section 7.3(d) of the Credit Agreement requires that Holdings immediately become a party to the Subsidiary Guaranty.

     5. The Regular Trustees of Holdings have determined that the Advances made and to be made to the Company under the Credit Agreement may reasonably be expected to benefit, directly or indirectly, Holdings.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, the parties hereto agree as follows:

     1.   Agreement. Holdings hereby unconditionally agrees to be a Guarantor
          ---------
under the Subsidiary Guaranty, and agrees to be bound by the Subsidiary Guaranty and to undertake the duties, liabilities and obligations of a Guarantor under the Subsidiary Guaranty to the same extent as if originally named therein as a Guarantor.

     2.   Representations and Warranties. By its execution and delivery hereof,
          ------------------------------
Holdings represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by Holdings of this Agreement and each other document and instrument to be delivered hereunder:

               (i)    are within Holdings's corporate power;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of shareholders required;

               (iii) will not (A) contravene its Certificate of Incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Holdings;

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b)  This Agreement has been duly executed and delivered by Holdings.

          (c) This Agreement is the legal, valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3.   Conditions of Effectiveness. This Agreement shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by Holdings and acknowledged by the Existing Guarantors;

          (b) The Administrative Lender shall have received a Certificate of Holdings, containing (i) a copy of the Certificate of Trust of Holdings,
     (ii) a copy of the Agreement
     and Declaration of Trust, and (iii) the names and true signatures of the Regular Trustees of Holdings authorized to execute and deliver this Agreement on behalf of Holdings.

          (c) The Administrative Lender shall have received an executed copy of the Agreement and Adoption of Subordination Agreement executed by all parties thereto.

     4.   Reference to the Subsidiary Guaranty.
          ------------------------------------

          (a) Upon the effectiveness of this Agreement, each reference in the Subsidiary Guaranty to this "Guaranty", "hereunder", or words of like import shall mean and be a reference to the Subsidiary Guaranty, as affected hereby.

          (b) The Subsidiary Guaranty, as affected hereby, shall remain in full fore and effect and is hereby ratified and confirmed.

     5.   Costs, Expenses and Taxes. Holdings agrees to pay on demand all
          -------------------------
reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.   Execution In Counterparts. This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.   Governing Law; Binding Effect. This Agreement shall be governed by and
          -----------------------------
construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.   Headings.  Section headings in this Agreement are included herein for
          --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, Holdings has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                             COMPUSA HOLDINGS COMPANY



                                             By:  ____________________________
                                                  James F. Halpin
                                                  President

Address for CompUSA Holdings Company:

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention:     James E. Skinner
               Executive Vice President-Finance


The undersigned Existing Guarantors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subsidiary
Guaranty remain in full force and effect:

COMPFINANCE INC.



By:  ________________________________
     Name:___________________________
     Title:__________________________


COMPSERVICE INC.



By:  ________________________________
     Name:___________________________
     Title:__________________________

COMPTEAM INC.



By:  ________________________________
     Melvin D. McCall
     Senior Vice President-Human Resources


COMPUSA HOLDINGS I INC.



By:  ________________________________
     Melvin D. McCall
     Senior Vice President-Human Resources


COMPUSA HOLDINGS II INC.



By:  ________________________________
     Melvin D. McCall
     Senior Vice President-Human Resources


PCs COMPLEAT, INC.



By:  ________________________________
     Name:___________________________
     Title:__________________________


COMPUSA MANAGEMENT COMPANY



By:  ________________________________
     James E. Skinner
     Executive Vice President-Finance
     and Treasurer

COMPUSA STORES L.P.

By:  COMPUSA INC., its General Partner



     By:  ______________________________
          Harold F. Compton
          Executive Vice President and Chief
          Operating Officer